COMPANY COLORS

Blue:

R = 0

G = 0

B = 255

Beige:

R = 251

G = 248

B = 216

STEPHENS INC.

FALL INVESTMENT CONFERENCE 2008

November 19, 2008

New York  City

FORWARD-LOOKING STATEMENT

Certain statements contained in this presentation are “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995.  Such
statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries’ business; changes in economic conditions specific to any one or more of Texas Industries’ markets; the cyclical and seasonal nature of
Texas Industries’ business; construction activity in Texas Industries’ markets;
changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy; changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; inability to timely execute announced capacity expansions; ongoing volatility and uncertainty in the capital markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries’ reports on SEC Forms 10-K,
10-Q and 8-K.  Forward-looking statements speak only as of the date hereof, and
Texas Industries assumes no obligation to publicly update such statements.

A BUILDING MATERIALS COMPANY

Cement, Aggregate and Concrete

Used in all types of construction

Cement accounts for approximately 75% of
earnings

PRIMARY EARNINGS DRIVERS

CEMENT PLANT

QUARRY

CEMENT PLANT KILN

READY-MIX CONCRETE

CENTRAL TEXAS CEMENT PLANT

CONSTRUCTION FOR CENTRAL TEXAS
CEMENT PLANT EXPANSION

NEW CALIFORNIA CEMENT PLANT

STONE PLANT IN OKLAHOMA

DRIVERS OF CEMENT DEMAND

PUBLIC WORKS – 50%

RESIDENTIAL – 25%

NON-RESIDENTIAL – 25%

FAVORABLE  U.S. CEMENT INDUSTRY STRUCTURE

U. S. cement consumption has historically exceeded domestic

  production capacity

U. S. cement capacity and import terminals largely owned or

  controlled by international producers

Significant barriers to entry exist for new cement capacity

Regional business due to significant transportation costs

Source: Portland Cement Association (PCA)

ATTRACTIVE LONG-TERM MARKETS
TEXAS AND CALIFORNIA

The two largest cement markets in the U.S.

Account for almost 25% of cement consumption

Receive the largest shares of federal transportation
funding

Favorable demographics

Large populations

Above average population growth rates

STRONG MARKET POSITIONS

Texas

Accounts for approximately 80% of TXI sales

TXI is the largest cement supplier in the state

TXI is a low cost cement supplier

Aggregate and ready mix operations are concentrated in Texas

Largest expanded shale and clay supplier in Texas

California

Cement plant expansion makes TXI one of the largest competitors in southern California

Expansion gives TXI low cost cement capacity

TEXAS MARKET – 1980, 2000 AND 2020

Sources:  U. S. Census Bureau, Portland Cement Association (PCA), USGS

(projected)

CALIFORNIA MARKET – 1980, 2000 AND 2020

Sources: U.S. Census Bureau, Portland Cement Association (PCA), USGS

(projected)

LOW COST OPERATIONS ARE KEY

Notes:
1  North Texas productivity from the dry kiln for the twelve months ended May 31, 2008

2  Old California productivity for the twelve months ended May 31, 2007

3  Expected California productivity for the new kiln at full capacity

4 Current Central Texas productivity for the twelve months ended May 31, 2008

5 Values reflect the expected combined operations of the current and new kilns at TXI’s Central Texas plant

6  U.S. and Canadian Labor – Energy Input Survey, Portland Cement Association

North

Texas

1

Old

California

2

New

California

3

Current

Texas

5

PCA

Comps

6

Labor Productivity

Tons per man hour

6.0

2.6

6.1

2.8

3.6

Energy Efficiency

Mmbtu / ton

3.2

5.0

3.7

2.6

3.3

Kwh / ton

118.6

164.6

115.0

124.6

136.0

High Productivity and Efficiency

2.5

Central

New Central

Current and

Texas

6.4

110.0

4

PCA

Best

6

5.8

2.0

115.0

CEMENT PLANT EXPANSIONS

CALIFORNIA CEMENT PLANT
MODERNIZATION AND EXPANSION

Commissioned May 2008

Added 2.3 million tons of state-of-the-art
annual cement capacity

Replaced 1.3 million tons of 50 year old
production capacity

Combined benefit of more capacity and
significantly increased production efficiencies

CENTRAL TEXAS CEMENT PLANT EXPANSION

Enhances TXI’s market-leading position in Texas

Adds 1.4 million tons of state-of-the-art cement
capacity

Existing .9 million ton cement facility will remain in
operation

Expected investment of $325-350 million

Required permits and permissions are in place

Scheduled to begin operation during the winter of
fiscal year 2010

NORTH TEXAS CEMENT PLANT
INCREMENTAL PRODUCTION

Current annual plant capacity of 2.8 million tons

Potential to increase production by .5 million tons annually

Increase will come from kiln added in 2001

Have already realized significant clinker production improvement

Expect full realization of increase within three years

Incremental nature of production should improve production
efficiencies

CURRENT MARKET CONDITIONS

CURRENT ECONOMIC CONDITIONS

The U.S. economy has slowed

U.S. credit markets are difficult

Energy costs are volatile

The Texas economy is relatively solid

California construction activity is weak

SUMMARY OF CONSTRUCTION ACTIVITY

Source:  F.W. Dodge, Portland Cement Association

-25%

1%

  YTD 08 vs YTD 07 – August

-15%

1%

  CY07 vs CY06

Cement Consumption

-36%

-6%

  YTD 08 vs YTD 07 – September

-19%

-3%

  CY07 vs CY06

Nonresidential Contracts

-48%

-26%

  YTD 08 vs YTD 07 - September

-39%

-25%

  CY07 vs CY06

Residential Starts

-12%

-51%

  YTD 08 vs YTD 07 – September

37%

-21%

  CY07 vs CY06

Highway Contracts

California

Texas

CURRENT MARKET CONDITIONS

Texas cement consumption continues to exceed cement capacity –
imports required

California cement consumption is below capacity – and construction has yet to bottom

Imports have declined with declining cement demand in California

California highway contract awards are beginning to increase

ACTIONS IN A CHALLENGING ENVIRONMENT

Cement price increases

April, July and October 2008 increases have resulted in a modest positive trend in Texas

Effective January 2009: Announced $15 per ton in Texas and California

Ready mix price increase effective October 1 of $25 per cubic yard – some positive results

Cement inventory management action at North Texas plant

Temporarily idle two wet kilns beginning October 2008 (capacity of 600,000 tons)

Reasons:  increased production from dry kiln and reduction of inventory

Focus on managing costs

Improved ready mix labor and truck productivity

State-of-the-art cement capacity now in place in California

Matching cement production to market requirements

Cement grinding operations at Crestmore idled

Continue construction on Central Texas expansion

Reduce non-expansion capital expenditures

Capital investment and redeployment in aggregates

Completed $300 million financing last August

EARNINGS POTENTIAL
AND STRATEGY

EARNINGS POTENTIAL

Note:  Potential values assume a recovery in construction activity, cement consumption equal to or greater than cement capacity in Texas and California, normalized industry margins, and expected performance from new cement operations.

166

FY08 EBITDA

383

EBITDA

85

Depreciation

(30)

Corporate Expenses, Net

328

Combined Operating Profit

26

20%

130

Other

37

  9%

405

4.5

Ready-mix (yards)

40

20%

200

25.0

Aggregates (tons)

225

30%

751

7.9

Cement (tons)

($Mill)

($Mill)

(Mill)

Potential

Operating

Profit

Normalized
Margin

Sales

Shipments

TXI’S STRATEGY IN SUMMARY

Aggressively expand TXI’s most important business line

Increase TXI cement capacity by 60%

All projects are at existing sites

Utilize infrastructure already in place

Underlying permits already in place

Organic growth versus acquisition

All projects are in attractive long term markets

All improve production efficiencies

All reduce per ton emissions

Expand and improve efficiency of other business lines

ADDENDUM - RECONCILIATION OF
EBITDA TO NET INCOME

RECONCILIATION OF EBITDA TO NET INCOME
IN $ MILLIONS

COMPANY COLORS

Blue:

R = 0

G = 0

B = 255

Beige:

R = 251

G = 248

B = 216

STEPHENS INC.

FALL INVESTMENT CONFERENCE 2008

November 19, 2008

New York  City

37